Description of Business and Nature of Operations	6 Months Ended
Jun. 30, 2023
Text block [abstract]
Description of Business and Nature of Operations
1.	Description of Business and Nature of Operations
Wheaton Precious Metals Corp. is a precious metal streaming company which generates its revenue primarily from the sale of precious metals (gold, silver and palladium) and cobalt. Wheaton Precious Metals Corp. (“Wheaton” or the “Company”), which is the ultimate parent company of its consolidated group, is incorporated and domiciled in Canada, and its principal place of business is at Suite 3500 - 1021 West Hastings Street, Vancouver, British Columbia, V6E 0C3. The Company trades on the Toronto Stock Exchange (“TSX”), the New York Stock Exchange (“NYSE”) and the London Stock Exchange (“LSE”) under the symbol WPM.
As of June 30, 2023, the Company has 29 long-term purchase agreements (three of which are early deposit agreements), with 23 different mining companies, for the purchase of precious metals and cobalt (“precious metal purchase agreements” or “PMPA”) relating to 19 mining assets which are currently operating, 13 which are at various stages of development and 4 which have been placed in care and maintenance or have been closed, located in 13 countries. Pursuant to the PMPAs, Wheaton acquires metal production from the counterparties for an initial upfront payment plus an additional cash payment for each ounce or pound delivered which is either a fixed price or fixed percentage of the market price by contract, generally at or below the prevailing market price.
The condensed interim consolidated financial statements of the Company for the three and six months ended June 30, 2023 were authorized for issue as of August 10, 2023 in accordance with a resolution of the Board of Directors.